Janus Henderson Small-Mid Cap Value Fund

Schedule of Investments (unaudited)

March 31, 2022

Shares or Principal Amounts		Value
Common Stocks– 97.1%
Aerospace & Defense – 1.9%
BWX Technologies Inc	47,979	$2,584,149
Airlines – 1.4%
Southwest Airlines Co*	40,634	1,861,037
Auto Components – 3.4%
Autoliv Inc	27,532	2,104,546
Lear Corp	16,955	2,417,613
		4,522,159
Banks – 9.9%
Ameris Bancorp	80,411	3,528,435
Associated Banc-Corp	57,154	1,300,825
First Horizon National Corp	119,051	2,796,508
First Interstate BancSystem Inc - Class A	110,926	4,078,749
Synovus Financial Corp	32,324	1,583,876
		13,288,393
Biotechnology – 1.7%
Exelixis Inc*	98,418	2,231,136
Building Products – 2.9%
Fortune Brands Home & Security Inc	25,755	1,913,081
Masonite International Corp*	22,564	2,006,842
		3,919,923
Chemicals – 3.8%
FMC Corp	17,174	2,259,583
Innospec Inc	31,252	2,892,373
		5,151,956
Commercial Services & Supplies – 2.1%
IAA Inc*	72,515	2,773,699
Communications Equipment – 2.1%
F5 Networks Inc*	13,546	2,830,437
Construction & Engineering – 1.4%
EMCOR Group Inc	16,786	1,890,607
Construction Materials – 1.9%
Eagle Materials Inc	19,574	2,512,519
Containers & Packaging – 2.1%
Graphic Packaging Holding Co	140,381	2,813,235
Electrical Equipment – 2.1%
Encore Wire Corp	15,150	1,728,161
Thermon Group Holdings Inc*	65,805	1,066,041
		2,794,202
Electronic Equipment, Instruments & Components – 3.7%
Insight Enterprises Inc*	24,980	2,680,854
Vontier Corp	90,344	2,293,834
		4,974,688
Energy Equipment & Services – 2.0%
ChampionX Corp*	111,457	2,728,467
Entertainment – 1.8%
Take-Two Interactive Software Inc*	15,865	2,439,085
Equity Real Estate Investment Trusts (REITs) – 7.7%
Apple Hospitality Inc	135,372	2,432,635
Equity LifeStyle Properties Inc	34,234	2,618,216
Lamar Advertising Co	14,997	1,742,351
PotlatchDeltic Corp	66,925	3,528,955
		10,322,157
Food & Staples Retailing – 2.6%
Casey's General Stores Inc	17,750	3,517,518
Food Products – 3.3%
Nomad Foods Ltd*	197,146	4,451,557
Health Care Equipment & Supplies – 5.1%
Envista Holdings Corp*	66,751	3,251,441
Globus Medical Inc*	48,697	3,592,865
		6,844,306
Health Care Providers & Services – 4.4%
Cardinal Health Inc	54,269	3,077,052
Henry Schein Inc*	32,081	2,797,142
		5,874,194
Industrial Conglomerates – 2.1%
Carlisle Cos Inc	11,205	2,755,534
Insurance – 3.8%
Hartford Financial Services Group Inc	43,009	3,088,476

Shares or Principal Amounts		Value
Common Stocks– (continued)
Insurance– (continued)
Reinsurance Group of America Inc	18,254	$1,998,083
		5,086,559
Machinery – 5.0%
Hillenbrand Inc	54,381	2,402,009
Lincoln Electric Holdings Inc	14,131	1,947,393
Oshkosh Corp	23,939	2,409,460
		6,758,862
Metals & Mining – 2.7%
Commercial Metals Co	86,915	3,617,402
Oil, Gas & Consumable Fuels – 4.5%
Denbury Inc*	33,675	2,645,845
Magnolia Oil & Gas Corp	146,570	3,466,381
		6,112,226
Semiconductor & Semiconductor Equipment – 4.5%
MKS Instruments Inc	21,378	3,206,700
Teradyne Inc	24,346	2,878,428
		6,085,128
Software – 1.6%
Black Knight Inc*	37,052	2,148,645
Textiles, Apparel & Luxury Goods – 2.0%
Hanesbrands Inc	179,196	2,668,228
Thrifts & Mortgage Finance – 1.9%
WSFS Financial Corp	54,524	2,541,909
Trading Companies & Distributors – 1.7%
MSC Industrial Direct Co Inc	27,099	2,309,106
Total Common Stocks (cost $123,642,834)		130,409,023
Repurchase Agreements– 2.7%
ING Financial Markets LLC, Joint repurchase agreement, 0.2700%, dated 3/31/22, maturing 4/1/22 to be repurchased at $3,600,027 collateralized by $3,809,414 in U.S. Treasuries 0.1250% - 5.3750%, 3/31/23 - 5/15/51 with a value of $3,672,029((cost $3,600,000)	$3,600,000	3,600,000
Total Investments (total cost $127,242,834) – 99.8%		134,009,023
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		297,322
Net Assets – 100%		$134,306,345

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$127,452,920	95.1%
United Kingdom	4,451,557	3.3
Sweden	2,104,546	1.6

Total	$134,009,023	100.0%

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2022.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$130,409,023	$-	$-
Repurchase Agreements	-	3,600,000	-
Total Assets	$130,409,023	$3,600,000	$-

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-35-70295 05-22